                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14(A) INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party Other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Tech Laboratories, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-b(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:
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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:
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

TECH
LABS           TECH LABORATORIES, INC.



Letter from the President

Fellow Shareholders,

For the past 3 1/2 years my staff and I have been working hard to bring new and dynamic products and technology to the Company. In the past 12 months we have primarily focused on marketing our IDS infrared intrusion detection system and our DynaTrax(TM) digital switch, and at the same time developing new products with new capabilities based on our DynaTrax(TM) switch technology. We believe we have the technology and products that will increasingly be in demand.

This past year we made progress in building our sales and distribution structure by hiring key sales people who are highly experienced in our targeted markets. We have entered into relationships with large companies for the purpose of including our product in their network management systems. We have also targeted certain market segments, which include the U.S. Government and private industry customers, located in specific geographic areas where we believe demand for our products is highest. We did this to maximize sales for each marketing dollar spent. Since our company is fairly small, with limited marketing funds, management must contribute to the sales effort. This responsibility diverts management from activities, such as financial public relations to promote the company, but the utilization of our management in this way continues to be necessary in our effort to generate sales. As our sales force expands and our teaming relations grow, management will devote more time to building the company in other ways.

Due to the technical nature, advanced technologies, and the critical applications for which our products are used, it is very typical that sales involve extensive evaluation and testing of our products by our customers. This often takes many months or longer. We are now just beginning to see results from our efforts.

IDS -- Our Infrared Intrusion Detection System

Major development, marketing and testing of our infrared intrusion detection system (IDS) has continued for the past three years. After extensive testing by the U.S.A.F., our system was approved and included in the Air Force Tactical Automated Security System (TASS) program for anti-terrorism. During the last 18 months, we have marketed and tested the IDS sensor system at Hanscom Air Force Base, Kelly Air Base, and Eglin Air Force Test Facility, and have delivered 21 units under the TASS program, which were deployed at U.S. military facilities in the Balkans, Korea, and Saudi Arabia. With the increased need for security we expect sales to increase significantly.

              955 BELMONT AVENUE * NORTH HALEDON, NEW JERSEY 07508
        Tel: 973-427-5333 * Fax: 973-427-5455 * Toll Free: 800-848-5468
                        EMAIL: corporate@techlabsinc.com
                              www.techlabsinc.com

Our IDS product has been sold and installed during the last 18 months at sites such as Los Alamos National Labs, Tennessee Valley Authority (TVA), several nuclear plants throughout the U.S., and was tested and approved by the Department of Energy at Sandia Labs in New Mexico. We have also installed the IDS system at the N.Y. State Department of Corrections.

We believe that now that we have made it successfully though the government evaluation and testing process and have made sales to the government, our IDS security product will play a large role in thwarting terrorism at home and abroad.

DynaTrax(TM) -- Our Network Management Switch

We have also experienced long pre-sale evaluation and testing with our DynaTrax(TM) high-speed digital protocol independent switch. For a description of this technology please refer to our website, WWW.TECHLABSINC.COM, which has extensive information on DynaTrax(TM). In addition to the current applications of the DynaTrax(TM) switch that existed when we acquired the technology, we have been working very hard to take advantage of the power and versatility of this network management switch technology by creating new applications and products. Because we have limited working capital, we have targeted our development expansion of this technology in specific areas and in discrete steps in order to generate the most sales for each dollar of research and development spending.

Launching a technical product like DynaTrax(TM) takes a major marketing effort. To date, we have successfully sold to major accounts such as Global Crossing, Allied Irish Bank, Blue Cross/Blue Shield, Nortel Networks, AT&T, the U.S. Air Force, and the U.S. Navy, among others. Sales to our initial customers have been limited due, we believe, primarily to the customers' desire to test limited quantities of our product before committing to further purchases. It took six months of testing for the U.S. Air Force, and four months for the Navy, to evaluate and approve our product for purchase.

During the last nine months, we have also teamed with major companies such as BAE Systems, a multi-national company based in the U.K., to sell the DynaTrax(TM) technology as part of their network management solutions products. Tech Labs also signed an agreement with a subsidiary of TECO Energy, a large utility company in Tampa, Florida, to provide DynaTrax(TM) switches for use in digital bundled broadband communication networks for master planned community developments in Florida. In addition, we are, at present, in discussions with several other major companies to include DynaTrax(TM) products in the network management systems to be sold by these companies.

Because of the steps taken during this calendar year, we feel we are now well positioned to sell through the channels of our teaming partners, as well as directly through our sales force.

GOING FORWARD

We are working on a number of new applications for our DynaTrax(TM) technology. One such application is to prevent hacking of networks, for which we have filed for a patent. This new anti-hacking application, the "Positive Access Security" utilizes the DynaTrax(TM) network enterprises solution. This development has positioned us to become a supplier of switching equipment to stop cyber-terrorism, which costs American industry and government hundreds of millions of dollars annually.

Now that our products and technology have passed successfully through the testing and evaluating process with the government and private industry we are increasing our efforts to generate sales. We have recently embarked on a vigorous marketing campaign, both mail and radio. Many of you may have heard our radio ads on Bloomberg Radio.

Our company's management wishes to thank the staff in our factory, as well as our salesman, our teaming partners, and our loyal investors who have allowed Tech Labs to work toward bringing our dream to reality. Management also wants shareholders to know that the company is continually evaluating expenditures. As a public, reporting company, however, certain expenses incurred by the company are necessary to comply with the various state and federal laws, including the securities laws. In addition, since we are highly reliant on our technology, we have significant expenses related to protecting the proprietary nature of our products and technology. On the positive side of these expenses, information about the company is available at the SEC website, and to the extent we have significant patent protection, we should be able to achieve higher profit margins on our products, as well as have a competitive advantage in the marketplace.

Thank you for your support.

Shareholders are welcome to call Bernard Ciongoli at (973) 427-5333 to answer any questions about the Company and to discuss the Company's future.

We are very excited about our prospects, and look forward to growing our company to its potential.

/s/   Bernard Ciongoli
Bernard Ciongoli
President

                             TECH LABORATORIES, INC.
                               955 BELMONT AVENUE
                         NORTH HALEDON, NEW JERSEY 07508

                    Notice of Annual Meeting of Shareholders
                         To Be Held on December 17, 2001

To the Shareholders:

         The Annual Meeting of Shareholders of Tech Laboratories, Inc. (the "Company") will be held at the Holiday Inn & Conference Center, 50 Kenney Place, Saddle Brook, New Jersey 07663 on December 17, 2001, at 4:30 p.m. to consider and act upon the following matters:

         1. To elect four (4) directors to serve until the next Annual Meeting and until their successors are chosen and qualified.

         2. To ratify and approve the selection by the Board of Directors of Charles J. Birnberg as the Company's independent public accountant for the fiscal year ending December 31, 2001.

         3. To adopt an incentive stock option plan for employees of the Company.

         4. To adopt a stock option plan for non-employee directors of the Company.

         5. To approve an amendment to the Certificate of Incorporation of the Company to increase the number of authorized shares of the Company's Common Stock from 10,000,000 to 25,000,000.

         6. To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

         Shareholders of record at the close of business on November 1, 2001, will be entitled to notice of and to vote at the meeting. The stock transfer books of the Company will remain open.

         All shareholders are cordially invited to attend the meeting.

                                             By Order of the Board of Directors

                                             Carmine O. Pellosie, Jr., Secretary

November 9, 2001

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

                             TECH LABORATORIES, INC.
                               955 BELMONT AVENUE
                         NORTH HALEDON, NEW JERSEY 07508

                               Proxy Statement for
                         Annual Meeting of Shareholders
                                December 17, 2001

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Tech Laboratories, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on December 17, 2001, and at any adjournment of that meeting. In considering whether or not to have an adjournment, management will consider what is in the best interest of the shareholders. All proxies will be voted as marked. Proxies marked as abstaining (including proxies containing broker non-votes) on any matters to be acted upon by shareholders will be treated as present at the meeting for purposes of determining a quorum, but will not be counted as votes cast on such matters. Any proxy may be revoked by a shareholder at any time before it is exercised by written or oral request to Carmine Pellosie, Secretary of the Company. The date of mailing of this Proxy Statement is expected to be on or about November 9, 2001.

         The Board of Directors has fixed November 1, 2001, as the record date for the determination of shareholders entitled to vote at the Annual Meeting. At the close of business on October 3, 2001, there were outstanding and entitled to vote 4,785,110 outstanding shares of common stock, par value $.01 (the "Common Stock"), of the Company. Each share is entitled to one vote.

         The Company's 2000 Annual Report on Form 10-KSB filed with the Securities and Exchange Commission, which includes financial statements for the fiscal year ended December 31, 2000, and the Company's Quarterly Reports on Form 10-QSB for the periods ending March 31, 2001, and June 30, 2001, are being mailed to shareholders with this Proxy Statement, but are not incorporated into this Proxy Statement and are not to be considered a part of the Proxy Statement or soliciting materials.

         The following table sets forth information concerning ownership of the Company's Common Stock as of October 3, 2001, by each person known by the Company to be the beneficial owner of more than five percent (5%) of the Common Stock.

                                                                                  Percent of
                                                    Common Stock                 Common Stock
Name and Address                                 Beneficially Owned               Outstanding
----------------                                 ------------------               -----------
Bernard M. Ciongoli                                    953,334(1)                   18.27%
Tech Laboratories, Inc.
955 Belmont Avenue
North Haledon, New Jersey 07508

Earl Bjorndal                                          248,444(2)                    5.14%
c/o  Tech Laboratories, Inc.
955 Belmont Avenue
North Haledon, New Jersey 07508

Libra Finance, S.A.                                    275,000(3)                    5.82%
P.O. Box 4603
Zurich, Switzerland

Celeste Trust Reg                                      532,270(4)                    9.99%
c/o  Trevisa-Treuhand-Anstalt Landstrasse
8 Furstentums
99996 Balzers
Liechtenstein


                                                                                  Percent of
                                                    Common Stock                 Common Stock
Name and Address                                 Beneficially Owned               Outstanding
----------------                                 ------------------               -----------

The Endeavor Capital Investment Fund, S.A.             532,270(4)                    9.99%
Cumberland House 27
Cumberland Street
Nassau New Providence
Bahamas

Esquire Trade & Finance, Inc.                          532,270(4)                    9.99%
Trident Chambers
P.O. Box 146, Road Town
Tortolu, BVI


         The persons listed in the above table have sole voting and investment power with respect to their respective shares.

------------------------------------

(1)   See Note 1 on page 3.
(2)   See Note 2 on page 4.
(3)   See Note 5 on page 4.
(4)   See Note 6 on page 4.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         The Company's By-Laws provide that there shall be up to five (5) members of the Board of Directors. Currently, the Board consists of four (4) directors. The Board has nominated a total of four (4) individuals to serve as directors until the next Annual Meeting and until their successors are chosen and qualified. Vacancies on the Board may be filled by a majority of the remaining members.

         The Board's slate of nominees are the four (4) individuals currently serving on the Board. The affirmative vote of the holders of a majority of the Common Stock present or represented at the meeting is required for the election of directors. The persons named in the proxy will vote, as permitted by the By-Laws of the Company, to elect as directors the four (4) nominees named below, unless authority to vote for the election of directors is withheld by marking the proxy to that effect or the proxy is marked with the names of directors as to whom authority to vote is withheld. The proxy may not be voted for more than four (4) directors.

         Directors are elected for a one (1) year term or until their resignation, disqualification, or removal from office. If a nominee becomes unavailable, the person acting under the proxy may vote the proxy for the election of a substitute. It is not presently contemplated that any of the nominees will be unavailable.

         The following sets forth the name of each nominee and the positions and offices held by him or her, his or her age, the date on which he or she became a director of the Company, as applicable, his or her principal occupation and business experience for the last five (5) years, and the names of other publicly-held companies in which he or she serves as a director:

Officer and Director Biographies

         Bernard M. Ciongoli, 54, became our president and a director in late 1992 and became treasurer in 1998. From 1990 through 1991 he served as president of HyTech Labs, a company engaged in sales and servicing of electronic test equipment. During the years of 1987 to 1990, he acted as the principal owner and president of Bernco Developers, a real estate developer. Mr. Ciongoli holds a degree in electronic engineering from Paterson Institute of Technology.

         Earl M. Bjorndal, 49, has been with us in various capacities since 1981. He has been a director since 1985, and became a vice president in 1992. He is a graduate of the New Jersey Institute of Technology with both bachelor's and master's degrees in industrial engineering.

         Carmine O. Pellosie, Jr., 58, has been a director since 1997. Since January 1, 1999, he has been the controller of the Passaic County Department of Health and Human Services. Prior to January 1999, he was, for more than five (5) years, president of International Logistics, Inc.

         Salvatore Grisafi, 71, has been a director since 2000. He is the president of MPX Network Solutions, Inc., a privately held telecommunications/ networking business development and marketing consulting company. Mr. Grisafi has served as a consultant to the Company since 1998, and assisted the Company in the acquisition of the DynaTrax(TM) technology from NORDX/CDT and in identifying other opportunities and business strategies. Mr. Grisafi is a graduate of the New York Institute of Technology.

Security Ownership of Principal Stockholders and Management

         The following table sets forth certain information as to those persons who, to the knowledge of the Company, owned 5% or more of the outstanding Common Stock of the Company as of October 3, 2001, and as to the officers and directors of the Company as a group:

                                                         Number of Shares            % of Outstanding
Name                                                   Owned Beneficially*             Shares Owned
----                                                   ------------------              ------------
Bernard M. Ciongoli (1)                                      953,334                      18.27%

Earl Bjorndal (2)                                            248,444                       5.14%

Carmine O. Pellosie, Jr. (3)                                  60,000                       1.27%

Salvatore Grisafi (4)                                        100,000                       2.07%

Libra Finance, S.A. (5)                                      275,000                       5.82%

Celeste Trust Reg. (6)                                       532,270                       9.99%

The Endeavor Capital Investment Fund, S.A. (6)               532,270                       9.99%

Esquire Trade & Finance, Inc. (6)                            532,270                       9.99%

All officers and directors as a group                      1,361,778                      26.75%
(4 persons)
-----------

------------------------------------

* Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of Common Stock that an individual or entity has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or entity, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person or entity shown in the table.

(1) The information for Mr. Ciongoli includes 87,000 shares that may be acquired within 60 days pursuant to the exercise of options granted under our 1996 stock option plan, 46,334 shares issuable upon exercise of a non-plan option, and 300,000 shares issuable upon exercise of options earned under our employment agreement with Mr. Ciongoli.

(2) The information for Mr. Bjorndal includes 50,000 shares that may be acquired within 60 days pursuant to the exercise of options granted under our 1996 stock option plan.

(3) The information for Mr. Pellosie includes 20,000 shares issuable upon the exercise of immediately exercisable options granted under our 1996 stock option plan.

(4) The information for Mr. Grisafi includes 50,000 shares that are owned by MPX Network Solutions, Inc., a company that Mr. Grisafi controls and in which Mr. Grisafi's wife holds all of the outstanding shares, and 50,000 shares of the Company that may be acquired within 60 days pursuant to the exercise of two (2) non-plan stock options.

(5) The number of shares listed as beneficially owned by Libra Finance, S.A. comprise of a warrant that may be immediately exercised to purchase up to 275,000 shares at a price of $4.80 per share.

(6) The number of shares beneficially owned by each of Celeste Trust Reg., The Endeavour Capital Investment Fund, S.A., and Esquire Trade & Finance may not exceed, by the terms of their Subscription Agreement with Tech Labs, 9.99% of the outstanding number of shares of Common Stock of Tech Labs. Beneficial ownership is calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Assuming a conversion price for the notes of $0.2312, which is based on a conversion date of October 3, 2001, no more than an amount equal to 532,270 shares may be converted by Celeste Trust Reg., Esquire Trade & Finance, and The Endeavour Capital Investment Fund, S.A. at any one time; provided, however, each of the above mentioned parties is not precluded from converting the maximum amount permissible under the notes, immediately disposing of some or all of those shares and subsequently converting additional amounts remaining under the notes.

Compliance with Section 16(a) of the 1934 Act

         Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's officers and directors, and persons who own more than ten percent (10%) of the Company's Common Stock, to file initial reports of beneficial ownership and changes in beneficial ownership with the Commission and to furnish the Company with copies of all reports filed. All filing requirements applicable to its officers, directors, and greater than ten percent (10%) shareholders were complied with in a timely manner.

Management

Directors and Executive Officers

         The following table sets forth certain information concerning the directors and executive officers of the Company:

Name                                        Address                                 Position
----                                        -------                                 --------
Bernard M. Ciongoli                 c/o  Tech Laboratories, Inc.              President, Treasurer, Chief
                                    955 Belmont Avenue                        Financial Officer, and
                                    North Haledon, New Jersey 07508           Chairman of the Board of
                                                                              Directors

Earl M Bjorndal                     c/o  Tech Laboratories, Inc.              Vice President and
                                    955 Belmont Avenue                        Director
                                    North Haledon, New Jersey 07508

Carmine O. Pellosie, Jr.            c/o  Tech Laboratories, Inc.              Secretary and Director
                                    955 Belmont Avenue
                                    North Haledon, New Jersey 07508

Salvatore Grisafi                   c/o  Tech Laboratories, Inc.              Director
                                    955 Belmont Avenue
                                    North Haledon, New Jersey 07508

Committees of the Board

         The Company has a standing audit committee composed of Bernard Ciongoli and Carmine Pellosie, and a compensation committee composed of Carmine Pellosie and Salvatore Grisafi. Both committees were formed in August, 2001.

         The function of the audit committee is to review our internal accounting control procedures, review our financial statements, and review with the independent public accountants the result of their audit.

         The compensation committee reviews the employment and compensation agreements of the Company's senior employees. The committee has held one formal meeting since it was formed.

Meetings of the Board

         The Company held one (1) meeting of the Board in 2000. All of the Company's directors participated in the meeting.

Executive Compensation

         The following table summarizes the compensation paid to or earned by our president. No other officer has received compensation in excess of $100,000 in any recent fiscal year.

                                            Summary Compensation Table

                                 Annual Compensation                Long-Term Compensation
                           -------------------------------    -------------------------------
       Name and 2000                                          Shares of Common Stock Issuable
     Principal Position      Year     Salary     Bonus($)         Upon Exercise of Options
     ------------------      ----     ------     --------     -------------------------------
Bernard M. Ciongoli          2000     $125,000     0                    250,000
  President, Treasurer       1999     $125,000     0                       0
                             1998     $125,000     0                    300,000


         The Company has entered into an employment agreement for a term of five
(5) years with Mr. Ciongoli, dated as of August 1, 2001, which agreement supersedes the employment agreement that was in effect with Mr. Ciongoli dated October 1, 1998, as amended June 18, 1999, and February 21, 2001. Mr. Ciongoli is currently compensated under the terms of the employment agreement at the base salary rate of $150,000 per annum. Mr. Ciongoli is also entitled to receive two percent (2%) of our sales in excess of $1,000,000 during any year he is employed by us. In addition, Mr. Ciongoli was granted an option, exercisable for five (5) years from the date of grant, to purchase 500,000 shares of stock at $.43 per share, such option to vest in increments of 100,000 shares every six (6) months commencing February 1, 2002. The agreement is automatically renewable for three
(3) years unless either party terminates the agreement in writing at least 180 days prior to the expiration of the initial term period.

         In addition, in 2000 we granted to Mr. Ciongoli an option to purchase up to 111,000 shares of Common Stock under our 1996 stock option plan exercisable for five (5) years at $2.68125 per share which vests over a period of three (3) years. In 2001, we granted to Mr. Ciongoli an option to purchase up to 100,000 shares under our 1996 stock option plan exercisable for five (5) years at $0.9625 per share which vest over a period of two (2) years. We also granted to Mr. Ciongoli a non-plan option in consideration and in recognition of his services to the Company to purchase up to 139,000 shares exercisable over five (5) years at $2.4375 and which vests over the course of three (3) years from the date of grant.

         The Company does not have any employment agreements with any other named executive officer.

Board Compensation

         The members of the Board are not presently compensated.

Stock Option Plans

         On December 11, 1996, the board of directors adopted a stock option plan for officers, directors, and other key employees. Options issued pursuant to the stock option plan to qualified key employees are meant to qualify as incentive stock options within the meaning of Section 422A of the Internal Revenue Code. A total of 450,000 shares were set aside for this purpose. Currently outstanding under this plan are grants of options for an aggregate of 306,000 shares, of which 100,000 were granted at an exercise price of $0.9625, 111,000 were granted at an exercise price of $2.68125, 25,000 were granted at an exercise price of $2.4375 and 70,000 were granted at an exercise price of $0.875.

         The 1996 Plan is administered by a committee appointed by the board of directors, which is comprised of two or more members of the board. The committee's interpretation and construction of the stock option plan is final unless otherwise determined by the board.

         Options granted under the 1996 Plan shall have an option price not less than 100% of the fair market value of the shares of Tech Labs' common stock on the date of the granting of the option, or 110% of the fair market value for stockholders who, at the time of grant, posses more than 10% of the total voting power of all classes of stock. If the aggregate fair market value of the shares of stock, determined as of the date of grant, during any calendar year exceeds $100,000 then only the first $100,000 of such shares exercised will be treated as incentive stock options.

         Any option must be granted within 10 years of the date the plan was adopted or approved by the shareholders, whichever is earlier. The option, by its terms, must be exercisable within 10 years of the date it is granted. If, however, options are granted to an optionee who, at the time of grant, posseses more than 10% of the total voting power of all classes of stock, the options granted shall be exercisable no more than 5 years from the date of grant. Options generally may be exercised only if the optionee remains continuously associated with Tech Labs from the date of grant to the date of exercise. However, options may be exercised upon termination of employment or upon death of any employee within certain specified time periods.

Certain Relationships and Related Transactions

         Salvatore Grisafi is the president of MPX Network Solutions, Inc. ("MPX"). The Company entered into a consulting agreement with MPX which, as amended, expires on March 21, 2002. Pursuant to the agreement, MPX provides consulting services in the areas of marketing, customer relations, and strategic and product development planning, and is paid an annual fee of $52,000 and commissions on sales of telecommunications products during the term of the agreement ranging from 3% of the first $2,000,000 of the net sale prices to 1/2% of the net sale prices over $4,000,000.

         As additional compensation, MPX received 50,000 shares of the Company's Common Stock and may be entitled to options to purchase up to, depending on net sales of telecommunications products during the term of the agreement, 50,000 shares of Common Stock at a purchase price of $1.25 per share which are exercisable upon the satisfaction of certain conditions, as to 25,000 shares after the expiration of the initial term period of the agreement and the other 25,000 shares after the expiration of the automatic extention period. MPX has also been granted options to purchase up to 25,000 shares exercisable for 3 years at $0.75 per share and options to purchase up to 25,000 shares exercisable for 4 years at $0.75 per share but which do not vest until the "Positive Network Access Security" patent filed by Tech Labs is approved by the U.S. Patent and Trademark office.

                                 PROPOSAL NO. 2
          APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL 2001

         The Board of Directors, including a majority of directors who are not interested persons of the Company, subject to shareholder approval, has selected Charles J. Birnberg as independent public accountant to be employed by the Company for the fiscal year ending December 31, 2001, to sign or certify such financial statements, or any portions thereof, as may be filed by the Company with the Commission or any other authorities at any time. The employment of such independent public accountant for such purpose is subject to the approval by the shareholders at this meeting. Neither Charles J. Birnberg nor any associate of Mr. Birnberg has a direct or indirect material financial interest in the Company or any of its affiliates.

         The affirmative vote of a majority of the Common Stock present or represented at the meeting is required to ratify and approve the selection of Charles J. Birnberg as independent public accountant for the Company for fiscal 2001.

         Charles J. Birnberg will be present at the Annual Meeting of Shareholders for the purpose of answering shareholder questions and making any other appropriate statement.

         The fees for services provided by the independent accountants are as follows:

Audit Fees

         Fees for the last fiscal year's annual audit were $10,000, and other fees for the accountant's review of the financial statements included the Company's Form 10-Q for the last fiscal year were $10,000.

Audit-Related Fees

         Fees for audit-related services for the last fiscal year's annual audit were $0.

Financial Information Systems Design and Implementation Fees

         Fees for professional services by the accountants related to financial information systems design and implementation were $0.

All Other Fees

         Fees for services rendered by the accountants for services other than the services provided in the above paragraphs were $2,000.

         The Board of Directors of the Company recommends a vote FOR Proposal No. 2.

                                 PROPOSAL NO. 3
                   APPROVAL OF AN INCENTIVE STOCK OPTION PLAN

         The Company's Board of Directors, including a majority of the non-interested directors, has adopted, subject to shareholder approval, an employee stock option plan (the "2001 Employee Plan") in order to link the personal interests of key employees to the long-term financial success of the Company and the growth of shareholder value. The 2001 Employee Plan authorizes the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code for the purchase of an aggregate of 300,000 shares (subject to adjustment for stock splits and similar capital changes) of Common Stock to employees of the Company. By adopting the 2001 Employee Plan, the Board believes that the Company will be better able to attract, motivate, and retain as employees people upon whose judgment and special skills the success of the Company in large measure depends. No options have, as of yet, been granted under the 2001 Employee Plan. Accordingly, as of such date, 300,000 shares of Common Stock are available for future awards under the 2001 Employee Plan.

         The 2001 Employee Plan will be administered by the Compensation Committee of the Board of Directors, which is comprised of one or more of the independent members of the Board of Directors (the "Committee"). The Committee can make such rules and regulations and establish such procedures for the administration of the 2001 Employee Plan as it deems appropriate.

         The exercise price of an incentive stock option must be at the fair market value of the Company's Common Stock on the date of grant (110% of the fair market value for shareholders who, at the time the option is granted, own more than 10% of the total combined classes of stock of the Company or any subsidiary). No employees may exercise more than $100,000 in options held by them in any year.

         No option may have a term of more than ten (10) years (five (5) years for 10% or greater shareholders). Options generally may be exercised only if the option holder remains continuously associated with the Company or a subsidiary from the date of grant to the date of exercise. However, options may be exercised upon termination of employment or upon death or disability of any employee within certain specified periods.

         The following is a general summary of the federal income tax consequences under current tax law of incentive stock options ("ISOs"). It does not purport to cover all of the special rules, including special rules relating to persons subject to the reporting requirements of Section 16 under the 1934 Act who do not hold the shares acquired upon the exercise of an option for at least six (6) months after the date of grant of the option and special rules relating to the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

         An optionee will not recognize taxable income for federal income tax purposes upon the grant of an ISO.

         Upon the exercise of an ISO, the optionee will not recognize taxable income. If the optionee disposes of the shares acquired pursuant to the exercise of an ISO more than two (2) years after the date of grant and more than one (1) year after the transfer of the shares to him or her, the optionee will recognize long-term capital gain or loss and the Company will not be entitled to a deduction. However, if the optionee disposes of such shares within the required holding period, all or a portion of the gain will be treated as ordinary income and the Company will generally be entitled to deduct such amount.

         In addition to the federal income tax consequences described above, an optionee may be subject to the alternative minimum tax.

         The description of the 2001 Employee Plan set forth herein is qualified in its entirety by reference to the text of the 2001 Employee Plan, a copy of which is attached as Appendix 1 to this Proxy Statement.

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for the approval of the 2001 Employee Plan. The Board of Directors of the Company recommends a vote FOR Proposal No. 3.

                                 PROPOSAL NO. 4
              APPROVAL OF NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

         The Company's Board of Directors has adopted, subject to shareholder approval, a stock option plan for non-employee directors (the "Director Plan") in order to link the personal interests of such non-employee directors to the long-term financial success of the Company and the growth of shareholder value. By adopting the Director Plan, the Board believes that the Company will be better able to attract, motivate, and retain as directors people upon whose judgment and special skills the success of the Company in large measure depends.

         The total number of shares for which options may be granted from time to time under the Director Plan is 300,000 shares.

         The Director Plan will be administered by a committee of directors who are not eligible to participate in the Director Plan (the "Compensation Committee"). Options become exercisable with respect to such shares granted on the date on which the option was granted, so long as the optionee remains an eligible director. No option may be exercised more than five (5) years after the date on which it is granted. The number of shares available for options, the number of shares subject to outstanding options, and their exercise price will be adjusted for changes in outstanding shares such as stock splits and combinations of shares. Shares purchased upon exercise of options, in whole or in part, must be paid for in cash or by means of unrestricted shares of Common Stock or any combination thereof.

         The following is a general summary of the federal income tax consequences under current tax law of non-qualified stock options ("NQSOs"). It does not purport to cover all of the special rules, including special rules relating to persons subject to the reporting requirements of Section 16 under the 1934 Act who do not hold the shares acquired upon the exercise of an option for at least six (6) months after the date of grant of the option and special rules relating to the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

         Upon the exercise of a non-qualified stock option ("NQSO"), the optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company will generally be entitled to a deduction for such amount at that time. If the optionee later sells shares acquired pursuant to the exercise of an NQSO, he or she will recognize long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gains.

         If the option does not have a readily ascertainable fair market value, an optionee will not recognize taxable income for federal income tax purposes upon the grant of an NQSO.

         Options granted under the Director Plan will not be transferable other than by the laws of descent, and during the optionee's life may be exercised only by the optionee.

         The Director Plan may be terminated at any time by the Board of Directors or the Compensation Committee, and will terminate ten (10) years after the effective date of the Director Plan. The Board of Directors may not materially increase the number of shares authorized under the plan or materially increase the benefits accruing to participants under the plan without the approval of the shareholders of the Company.

         The exercise or conversion price of the options issued pursuant to the Director Plan shall be not less than current fair market value at the date of issuance.

         The description of the Director Plan set forth herein is qualified in its entirety by reference to the text of the Director Plan, a copy of which is attached as Appendix 2 to this Proxy Statement.

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for the approval of the Director Plan. The Board of Directors of the Company recommends a vote FOR Proposal No. 4.

                                 PROPOSAL NO. 5
                        APPROVAL OF AMENDMENT TO CHARTER

         Pursuant to the Company's Certificate of Incorporation, the Company is presently authorized to issue 10,000,000 shares, $.01 par value, of Common Stock, of which 4,785,110, as of October 3, 2001, were issued and outstanding. There are approximately 252 holders of the Common Stock.

         The Board of Directors, including a majority of the non-interested directors, has authorized, subject to shareholder approval, an amendment to the Company's Certificate of Incorporation that would increase the number of shares of Common Stock the Company is authorized to issue from 10,000,000 to 25,000,000 shares (the "Amendment"). The text of the proposed Amendment is attached hereto as Appendix 3.

Description of Common Stock
---------------------------

         Each share of Common Stock is entitled to one vote on all matters submitted to a vote of shareholders. The Common Stock does not have cumulative voting rights, which means that the holders of a majority of the outstanding shares may elect all of the directors of the Company. Stockholders holding a majority of the voting power of the capital stock issued and outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of our stockholders, and the vote by the holders of a majority of such outstanding shares is required to effect certain fundamental corporate changes such as liquidation, merger or amendment of our Certificate of Incorporation.

         Holders of Common Stock are entitled to receive dividends pro rata based on the number of shares held, when, as and if declared by the Board of Directors, from funds legally available therefor. In the event of the liquidation, dissolution or winding up of the affairs of the Company, all assets and funds of the Company remaining after the payment of all debts and other liabilities shall be distributed, pro rata, among the holders of the Common Stock.

         The reason for the proposal is to provide the Company with a sufficient number of authorized shares (i) to issue shares upon the exercise of presently outstanding convertible notes, stock options, and warrants, (ii) to enable the Company to grant options for up to 300,000 shares of Common Stock to be issued under each of the proposed stock option plans described in Proposal Nos. 3 and 4, and (iii) to enable the Company to sell additional shares in the future should the Board of Directors determine such sale to be in the best interest of the Company.

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for the approval of the proposed Amendment to the Certificate of Incorporation.

         The Board of Directors of the Company recommends a vote FOR Proposal No. 5.

                                 PROPOSAL NO. 6
                                  OTHER MATTERS

         The Board of Directors does not know of any other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their judgment on such matters.

         All costs of solicitation or proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers, and regular employees, may, without additional remuneration, solicit proxies by telephone and personal interview.

Deadline for Submission of Shareholder Proposals

         Proposals of shareholders intended to be presented at the 2002 Annual Meeting of Shareholders must be received by the Company at its principal executive offices not later than May 1, 2002, for inclusion in the proxy statement for that meeting. Mere submission of a proposal does not guarantee its inclusion in the Proxy Statement or its presentation at the meeting, since certain federal rules must also be met.

         The Board of Directors invites shareholders to attend the Annual Meeting. Whether or not you plan to attend, you are urged to complete, date, sign, and return the enclosed proxy in the accompanying envelope. Prompt response will greatly facilitate arrangements for the meeting, and your cooperation will be appreciated. Shareholders who attend the meeting may vote their stock personally even though they have sent in their proxies.

                                         By Order of the Board of Directors


                                         CARMINE O. PELLOSIE, JR., Secretary

November 9, 2001

                        PROXY FOR HOLDERS OF COMMON STOCK

                             TECH LABORATORIES, INC.

         The undersigned holder of shares of common stock, $.01 par value ("Common Stock"), of Tech Laboratories, Inc. (the "Company") hereby constitutes and appoints Bernard M. Ciongoli, proxy and attorney of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters (unless and except as expressly limited below) at the Annual Meeting of Shareholders of the Company to be held on December 17, 2001, at the Holiday Inn & Conference Center, 50 Kenney Place, Saddle Brook, New Jersey 07666 at 4:30 p.m., and at any and all adjournments thereof, in respect of all Common Stock of the Company held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies heretofore given by the undersigned in respect of said meeting are hereby revoked.

PROPOSAL 1.   To Elect Directors

              ____FOR electing all nominees listed (as recommended in the proxy statement) except as shown to the contrary ___________________.

              Bernard M. Ciongoli, Earl Bjorndal, Carmine O. Pellosie, Jr., and Salvatore Grisafi.

              ____WITHHOLD AUTHORITY to vote for all nominees listed __________.

              (INSTRUCTION: To withhold authority to vote for any individual nominee, write that person's name in the space provided.)

PROPOSAL 2.   To ratify and approve the appointment of Charles J. Birnberg as the Company's independent public accountant for the fiscal year ending December 31, 2001.

                  _____FOR _____AGAINST _____ABSTAIN

PROPOSAL 3.   To adopt an incentive stock option plan for employees of the
              Company.

                  _____FOR _____AGAINST _____ABSTAIN

PROPOSAL 4.   To adopt a stock option plan for non-employee directors of the
              Company.

                  _____FOR _____AGAINST _____ABSTAIN

PROPOSAL 5.   To approve an amendment to the Certificate of Incorporation of the
              Company to increase the number of authorized shares of the Company's Common Stock from 10,000,000 to 25,000,000.

                  _____FOR _____AGAINST _____ABSTAIN

PROPOSAL 6.   Such other matters as may properly come before the meeting.

                  _____FOR _____AGAINST _____ABSTAIN

(continued and to be signed on reverse side)

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Specify desired action by checkmarks in the appropriate spaces. The Proxy will be voted as specified. If no specification is made, the Proxy will be voted for the nominees named in the Proxy Statement to represent the holders of Common Stock and in favor of Proposals 2, 3, 4, and 5. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to other matters which properly come before the meeting.

PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

No. of Shares: _____________________        Dated: _____________________________


____________________________________        ____________________________________
(Print Name)                                (Signature of Shareholder)


____________________________________        ____________________________________
(Print Name)                                (Signature of Shareholder)

The signature(s) on this Proxy should correspond exactly with the shareholder's name as stencilled hereon. In the case of joint tenancies, co-executors, or co-trustees, both should sign. Person(s) signing as Attorney, Executor, Administrator, Trustee, or Guardian should provide full title.

                                                                      APPENDIX 1

                             TECH LABORATORIES, INC.
                        2001 INCENTIVE STOCK OPTION PLAN

1.       PURPOSE.

         The purpose of the 2001 Incentive Stock Option Plan (the "Plan") is to provide an incentive to selected directors, officers and employees of Tech Laboratories, Inc., and any subsidiaries of Tech Laboratories, Inc. (collectively, the "Company"), to acquire a proprietary interest in the Company, to continue as directors, officers and employees and to increase their efforts on behalf of the Company.

2.       THE PLAN.

         The Plan provides for the grant of Options to acquire shares of the Company's common stock, par value $.01 (the "Stock"). Options granted under the Plan are intended to qualify as incentive stock options (the "Incentive Stock Options" or "Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

3.       ADMINISTRATION.

         (a) The Plan shall be administered by a committee (the "Committee") composed of one or more of the independent members of the Board of Directors of the Company (the "Board") to operate and administer the Plan in its stead. A member of the Board shall be ineligible to receive an Option under the Plan unless he is an employee of the Company.

         (b) The Committee shall have plenary authority in its discretion, subject only to the express provisions of the Plan and, in reference to the Options, of Code Section 422;

                  (i) to select the eligible persons who shall be granted Options (the "Grantees"), the number of Shares subject to each Option and terms of the Option granted to each Grantee, provided that, in making its determination, the Committee shall consider the position and responsibilities of the employee, the nature and value to the Company, of his or her services and accomplishments, the employee's present and potential contribution to the success of the Company and any other factors that the Committee may deem relevant.

                  (ii) to determine the dates of the Option grants;

                  (iii) to prescribe the form of the instruments evidencing Options;

                  (iv) to adopt, amend and rescind rules and regulations for the administration of the Plan and for its own acts and proceedings;

                  (v) to decide all questions and settle all controversies and disputes of general applicability that may arise in connection with the Plan; and

                  (vi) to amend certain terms of the Plan as provided in Section
9. All decisions, determinations and interpretations with respect to the foregoing matters shall be made by the Committee and shall be final and binding upon all persons.

         (c) EXCULPATION. No member of the Committee or the Board shall be personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Options under it unless such action or failure to take action constitutes self-dealing, wilful misconduct or recklessness; provided, however, that the provisions of this subsection shall not apply to the responsibility or liability of a director pursuant to any criminal statute or to the liability of a director for the payment of taxes pursuant to local, state or federal law.

         (d) INDEMNIFICATION. Each member of the Committee and the Board shall be entitled without further act on his part or her part to indemnity from the Company to the fullest extent provided by applicable law and the Company's Certificate of Incorporation or Bylaws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options under it in which he or she may be involved by reason of being or having been a member of the Committee or the Board at the time of the action, suit or proceeding.

4.       EFFECTIVENESS AND TERMINATION OF THE PLAN.

         The Plan shall become effective as of August 20, 2001, the date of its adoption by the Board, provided that the Plan is approved by the stockholders of the Company within one year of its adoption. Any Option outstanding under the Plan at the time of termination under the Plan shall remain in effect in accordance with its terms and conditions and those of the Plan. The Plan shall terminate on the earliest of:

                  (a) August 20, 2011; or

                  (b) the date when all shares of Stock reserved for issuance under the Plan shall have been acquired through exercise of Options granted under the Plan; or

                  (c) such earlier date as the Board or Committee may determine.

5.       THE STOCK.

         The aggregate number of shares of Stock issuable under the Plan shall be three hundred thousand (300,000) shares or the number and kinds of shares of capital stock or other securities substituted for the Stock as provided in
Section 8. The aggregate number of shares of Stock issuable under the Plan may be set aside out of the authorized but unissued shares of Stock not reserved for any other purpose or out of shares of Stock held in or acquired for the treasury of the Company. All shares of Stock subject to an Option that terminates unexercised for any reason may thereafter be subjected to a new Option under the Plan.

6.       OPTION AGREEMENT.

         Each Grantee shall enter into a written agreement with the Company setting forth the terms and conditions of the Option issued to the Grantee, consistent with the Plan. The form of agreement to evidence Options may be established at any time or from time to time by the Committee. No Grantee shall have rights in any Option unless and until a written option agreement is entered into with the Company.

7.       TERMS AND CONDITIONS OF OPTIONS.

         Options may be granted by the Committee or the Board at any time and from time to time prior to the termination of the Plan. Except as hereinafter provided, Options granted under the Plan shall be subject to the following terms and conditions:

         (a) GRANTEES. The Grantees shall be those employees of the Company (including officers and directors) and any subsidiaries of the Company, selected by the Committee, provided that no Incentive Stock Options shall be granted to
(i) any person owning Stock or other capital stock in the Company possessing more than 10% of the total combined voting power of all classes of capital stock of the Company, unless such Grantee meets the requirements of 7(b) and 7(e); or,
(ii) any director who is not an employee. The maximum number of Options which may be granted to a Grantee within a calendar year is one hundred thousand (100,000) shares of the Company's Stock.

         (b) PRICE. The exercise price of an Option shall be no less than the fair market value of the Stock, without regard to any restriction, at the time the Option is granted. If a Grantee owns more than 10% of the total combined voting power of all classes of stock of the Company, the share price of any Options granted to such individual shall be 110% of the fair market value of the Stock. The Committee shall establish procedures to determine the fair market value of the Stock.

         (c) PAYMENT FOR STOCK. The exercise price of an Option shall be paid in full at the time of the exercise in (i) cash, or (ii) by certified check payable to the Company, or (iii) by other mode of payment as the Committee or the Board may approve.

         (d) LIMITATION. Notwithstanding any provision of the Plan to the contrary, an Option shall not be treated as an Incentive Stock Option to the extent to which the aggregate fair market value (determined as of the time an Incentive Stock Option is granted) of Stock for which Incentive Stock Options are exercisable for the first time buy a Grantee during any calendar year exceeds $100,000.

         (e) DURATION AND EXERCISE OF OPTIONS. Options may be exercised for terms of up to but not exceeding ten years from the date of grant. Subject to the foregoing, Options shall be exercisable at the times and in the amounts (up to the full amount thereof) determined by the Board or Committee at the time of grant. If an Option granted under the Plan is exercisable in installments the Board or Committee shall determine what events, if any, will make it subject to acceleration. If an Option is granted to an employee who owns more than 10% of the combined voting power of all classes of stock of the Company, the Option must be exercised within 5 years.

         (f) TERMINATION OF EMPLOYMENT. Upon the termination of the Grantee's employment, the right to exercise an Option shall be set forth in the agreement entered into between the Company and the Grantee.

         (g) TRANSFERABILITY OF OPTION. No Option shall be transferable except by will or the laws of descent and distribution. An Option shall be exercisable during the Grantee's lifetime only by the Grantee.

         (h) MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, the Committee or Board may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution thereof. Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of the Grantee, alter or impair any rights or obligations under any Option theretofore granted under the Plan or adversely affect the status of an Incentive Stock Option.

         (i) OTHER TERMS AND CONDITIONS. Option agreements may contain any other provision not inconsistent with the Plan that the Committee or Board deems appropriate.

8.       ADJUSTMENT FOR CHANGES IN THE STOCK.

         (a) In the event the shares of Stock, as presently constituted, shall be changed into or exchanged for a different number or kind of shares or other securities of the Company (whether by reason of merger, consolidation, recapitalization, reclassification, split, reverse split, combination of shares or otherwise), then there shall be substituted for or added to each share of Stock theretofore or thereafter subject to an Option the number and kind of shares of capital stock or other securities into, which each outstanding share of Stock shall be changed, or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be. The price and other terms of outstanding Options shall also be appropriately amended to reflect the foregoing events. In the event there shall be any other change in the number or kind of outstanding shares of the Stock, or of any capital stock or other securities into which the Stock shall have been changed or for which it shall have been exchanged, if the Committee or Board shall, in its sole discretion, determine that the change equitably requires an adjustment in any Option theretofore granted or which may be granted under the Plan, then adjustments shall be made in accordance with its determination.

         (b) Fractional shares resulting from any adjustment in Options pursuant to this Section 8 may be settled in cash or otherwise as the Committee or the Board shall determine. Notice of any adjustment shall be given by the Company to each holder of an Option that shall have been so adjusted, and the adjustment (whether or not notice is given) shall be effective and binding for all purposes of the plan.

         (c) Notwithstanding Section 8(a), the Committee or the Board shall have the power, in the event of the disposition of all or substantially all of the assets of the Company, or the dissolution of the Company, or the merger or consolidation of the Company, or the making of a tender offer to purchase all or a substantial portion of outstanding Stock of the Company, to amend all outstanding Options (upon such conditions as it shall deem fit) to (i) permit the exercise of Options prior to the effective date of the transaction and to terminate all unexercised Options as of that date, or (ii) require the forfeiture of all Options, provided the Company pays to each Grantee the excess of the fair market value of the Stock subject to the Option (determined in accordance with Section 7(b)) over the exercise price of the Option, or (iii) make any other provisions that the Committee or the Board deems equitable.

9.       AMENDMENT OF THE PLAN.

         The Committee or the Board may amend the Plan, may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent deemed desirable to carry out the Plan without action on the part of the stockholders of the Company; provided, however, that, except as provided in Section 8 and this Section 9, unless the stockholders of the Company shall have first approved thereof (i) the total number of shares of Stock subject to the Plan shall not be increased, (ii) no Option shall be exercisable more than ten years after the date it is granted,
(iii) the expiration date of the Plan shall not be extended and (iv) no amendment shall permit the exercise price of any Option to be less than the fair market value of the Stock at the time of grant, increase the number of shares of Stock to be received on exercise of an Option, materially increase the benefits accruing to a Grantee under an Option or modify the eligibility requirements for participation in the Plan.

10. INTERPRETATION AND CONSTRUCTION. The interpretation and construction of any provision of the Plan by the Committee or the Board shall be final, binding and conclusive for all purposes.

11.      APPLICATION OF FUNDS.

         The proceeds received by the Company from the sale of Stock pursuant to this Plan will be used for general corporate purposes.

12.      NO OBLIGATION TO EXERCISE OPTION.

         The granting of an Option shall impose no obligation upon the Grantee to exercise an Option.

13.      PLAN NOT A CONTRACT OF EMPLOYMENT.

         The Plan is not a contract of employment, and the terms of employment of any Grantee shall not be affected in any way by the Plan or related instruments except as specifically provided therein. The establishment of the Plan shall not be construed as conferring any legal rights upon any Grantee for a continuance of employment; nor shall it interfere with the right of the Company to discharge Grantee.

14.      EXPENSE OF THE PLAN.

         All of the expenses of administering the Plan shall be paid by the Company.

15.      COMPLIANCE WITH APPLICABLE LAW.

         Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates for shares of Stock issuable upon exercise of an Option unless and until the Company is advised by its counsel that the issuance and delivery of the certificates is in compliance with all applicable laws, regulations of government authorities and the requirements of any exchange upon which shares of stock are traded. The Company shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other action in order to cause the issuance and delivery of certificates to comply with any of those laws, regulations or requirements. The Committee or the Board may require, as a condition of the issuance and delivery of certificates and in order to ensure compliance with those laws, regulations and requirements, that the Grantee make such covenants, agreements and representations as the Board or Committee, in its sole discretion, deems necessary or desirable. Each Option shall be subject to the further requirement that if at any time the Committee or the Board shall determine in its discretion that the listing or qualification of the Shares of Stock subject to the Option, under any securities exchange requirements or under any applicable law, or the consent or approval of any regulatory body, is necessary in connection with the granting of the Option or the issuance of stock thereunder, the Option may not be exercised in whole or in part unless the listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee or the Board.

16.      GOVERNING LAW.

         Except to the extent preempted by federal law, this Plan shall be construed and enforced in accordance with, and governed by, the laws of the State of New Jersey.

                                                                      APPENDIX 2

                             TECH LABORATORIES, INC.
                  2001 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

1.       PURPOSE.

         The purpose of the Tech Laboratories, Inc. ("Tech Labs" or the "Company") 2001 Non-employee Director Stock Option Plan (the "Plan") is to provide for the grant of stock options as an incentive to selected non-employee directors of Tech Labs and any Subsidiary of the Company, to acquire a proprietary interest in the Company, to continue as directors, and to increase their efforts on behalf of the Company.

2.       THE PLAN.

         The Plan provides for the grant of options to acquire shares of the Company's common stock, par value $.01 (the "Stock"). Options granted under the Plan are not intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

3.       DEFINITIONS.

         As used in the Plan, the following terms shall have the meanings set forth below:

         (a) "Board" shall mean the Board of Directors of the Company.

         (b) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

         (c) "Company" shall mean Tech Labs, a New Jersey corporation, and any successor corporation.

         (d) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (e) "Fair Market Value" means, as of any date, the value of Stock or other property determined as follows:

                  (i) If the Stock is listed on any established stock exchange or a national market system, including without limitation the Bulletin Board, the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination;

                  (ii) If the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Stock on the last market trading day prior to the day of determination; or

         (f) "Grantee" shall mean a non-employee director of the Company to whom an Option has been granted under the terms of the Plan.

         (g) "Nonemployee Director" shall mean a director of the Company who is a "nonemployee director" within the meaning of Rule 16b-3.

         (h) "Option" shall mean the option to purchase the common stock of the Company pursuant to this Plan.

         (i) "Option Agreement" shall mean a written agreement between the Company and a Grantee as described in Section 6.

         (j) "Outside Director" shall mean a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Code.

         (k) "Plan" shall mean this Tech Labs 2001 Non-employee Director Stock Option Plan, as amended from time to time.

         (l) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

         (m) "Stock" shall mean shares of Common Stock, $.01 par value, of the Company or such other securities or property as may become subject to Options pursuant to an adjustment made under Section 8.

         (n) "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns more than 50% of the total combined voting power of all classes of stock in one of the other corporations in such chain.

4.       ADMINISTRATION.

         (a) The Plan shall be administered the Board or a committee of the Board, composed of one or more of the independent members of the Board of Directors (the "Committee").

         (b) The Board Committee shall have plenary authority in its discretion, subject only to the express provisions of the Plan:

                  (i) to select the Grantees, the number of shares of Stock subject to each Option and terms of the Option granted to each Grantee (including without limitation the period during which such Option can be exercised and any restrictions on exercise), provided that, in making its determination, the Committee shall consider the value and accomplishment of the individual to the Company, the individual's present and potential contribution to the success of the Company, and any other factors that the Committee may deem relevant.

                  (ii) to determine the dates of the Option grants;

                  (iii) to prescribe the form of the Option Agreements;

                  (iv) to adopt, amend and rescind rules and regulations for the administration of the Plan and for its own acts and proceedings;

                  (v) to decide all questions and settle all controversies and disputes of general applicability that may arise in connection with the Plan; and

                  (vi) to modify or amend any outstanding Option as provided in
Section 8(h).

         All decisions, determinations and interpretations with respect to the foregoing matters shall be made by the Committee or by the Board and shall be final and binding upon all persons.

         (c) EXCULPATION. No member of the Board and/or Committee shall be personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Options under it unless such action or failure to take action constitutes self-dealing, willful misconduct or recklessness; provided, however, that the provisions of this subsection shall not apply to the responsibility or liability of a director pursuant to any criminal statute or to the liability of a director for the payment of taxes pursuant to local, state or federal law.

         (d) INDEMNIFICATION. Each member of the Board and/or Committee shall be entitled without further act on his part or her part to indemnity from the Company to the fullest extent provided by applicable law and the Company's Certificate of Incorporation or Bylaws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options under it in which he or she may be involved by reason of being or having been a member of the Board at the time of the action, suit or proceeding.

5.       EFFECTIVENESS AND TERMINATION OF THE PLAN.

         The Plan shall become effective as of August 20, 2001, the date of its adoption by the Board, provided that the Plan is approved by the stockholders of the Company within one year of its adoption. Any Option outstanding at the time of termination of the Plan shall remain in effect in accordance with its terms and conditions and those of the Plan. The Plan shall terminate on the earliest of:

         (a) August 20, 2011; or

         (b) the date when all shares of Stock reserved for issuance under
Section 6 of the Plan shall have been acquired through exercise of Options granted under the Plan; or

         (c) such earlier date as the Committee or the Board may determine.

6.       THE STOCK.

         The aggregate number of shares of Stock issuable under the Plan shall be three hundred thousand (300,000) shares or the number and kinds of shares of capital stock or other securities substituted for the Stock as provided in
Section 9. The aggregate number of shares of Stock issuable under the Plan may be set aside out of the authorized but unissued shares of Stock not reserved for any other purpose, or out of shares of Stock held in or acquired for the treasury of the Company. All shares of Stock subject to an Option that terminates unexercised for any reason may thereafter be subjected to a new Option under the Plan.

7.      OPTION AGREEMENT.

         Each Grantee shall enter into an Option Agreement with the Company setting forth the terms and conditions of the Option issued to the Grantee, consistent with the Plan. The form of Option Agreement may be established at any time or from time to time by the Committee. No Grantee shall have rights in any Option unless and until an Option Agreement is entered into with the Company.

8.       TERMS AND CONDITIONS OF OPTIONS.

         Options may be granted by the Committee or the Board at any time and from time to time prior to the termination of the Plan. Except as hereinafter provided, Options granted under the Plan shall be subject to the following terms and conditions:

         (a) GRANTEES. The Grantees shall be those non-employee directors of the Company or its Subsidiaries selected by the Committee or the Board. The maximum number of shares of Stock which may be issued pursuant to Options granted to a Grantee within a calendar year is 100,000.

         (b) PRICE. The exercise price of an Option shall be set by the Committee or the Board but shall be no less than the Fair Market Value of the Stock at the time the Option is granted.

         (c) PAYMENT FOR STOCK. The exercise price of an Option shall be paid in full at the time of the exercise in (i) cash, or (ii) by certified check payable to the Company, or (iii) by other mode of payment as the Committee may approve.

         (d) DURATION AND EXERCISE OF OPTIONS. Options may be exercised for terms of up to but not exceeding ten years from the date of grant. Subject to the foregoing, Options shall be exercisable at the times and in the amounts (up to the full amount thereof) determined by the Committee or the Board at the time of grant. If an Option granted under the Plan is exercisable in installments the Committee or the Board shall determine what events, if any, will make it subject to acceleration.

         (e) STATUS OF NON-EMPLOYEE DIRECTOR. Upon the happening of any event which causes Grantee to lose status as a non-employee director, Options held by the Grantee may only be exercised to the extent and during the period, if any, set forth in the Option Agreement.

         (f) TRANSFERABILITY OF OPTION. No Option shall be transferable except by will or the laws of descent and distribution. An Option shall be exercisable during the Grantee's lifetime only by the Grantee.

         (g) MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, the Committee or the Board may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution thereof. Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of the Grantee, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

         (h) OTHER TERMS AND CONDITIONS. Option Agreements may contain any other provision not inconsistent with the Plan that the Committee or the Board deems appropriate.

9.       ADJUSTMENT FOR CHANGES IN THE STOCK.

         (a) In the event the shares of Stock, as presently constituted, shall be changed into or exchanged for a different number or kind of shares or other securities of the Company (whether by reason of merger, consolidation, recapitalization, reclassification, split, reverse split, combination of shares or otherwise), then there shall be substituted for or added to each share of Stock theretofore or thereafter subject to an Option the number and kind of shares of capital stock or other securities into, which each outstanding share of Stock shall be changed, or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be. The price and other terms of outstanding Options shall also be appropriately amended to reflect the foregoing events. In the event there shall be any other change in the number or kind of outstanding shares of the Stock, or of any capital stock or other securities into which the Stock shall have been changed or for which it shall have been exchanged, if the Board or Committee shall, in its sole discretion, determine that the change equitably requires an adjustment in any Option theretofore granted or which may be granted under the Plan, then adjustments shall be made in accordance with its determination.

         (b) Fractional shares resulting from any adjustment in Options pursuant to this Section 9 may be settled in cash or otherwise as the Board or Committee shall determine. Notice of any adjustment shall be given by the Company to each holder of an Option that shall have been so adjusted, and the adjustment (whether or not notice is given) shall be effective and binding for all purposes of the plan.

         (c) Notwithstanding Section 9(a), the Committee or the Board shall have the power, in the event of the disposition of all or substantially all of the assets of the Company, or the dissolution of the Company, or the merger or consolidation of the Company, or the making of a tender offer to purchase all or a substantial portion of outstanding Stock of the Company, to amend all outstanding Options (upon such conditions as it shall deem fit) to (i) permit the exercise of Options prior to the effective date of the transaction and to terminate all unexercised Options as of that date, or (ii) require the forfeiture of all Options, provided the Company pays to each Grantee the excess of the Fair Market Value of the Stock subject to the Option over the exercise price of the Option, or (iii) make any other provisions that the Committee or the Board deems equitable.

10.      AMENDMENT OF THE PLAN.

         The Committee or the Board may amend the Plan, may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent deemed desirable to carry out the Plan without action on the part of the stockholders of the Company; provided, however, that, except as provided in Section 9 and this Section 10, unless the stockholders of the Company shall have first approved thereof (i) the total number of shares of Stock subject to the Plan shall not be increased, (ii) no Option shall be exercisable more than ten years after the date it is granted,
(iii) the expiration date of the Plan shall not be extended and (iv) no amendment shall permit the exercise price of any Option to be less than the Fair Market Value of the Stock at the time of grant, increase the number of shares of Stock to be received on exercise of an Option, materially increase the benefits accruing to a Grantee under an Option or modify the eligibility requirements for participation in the Plan.

11.      INTERPRETATION AND CONSTRUCTION.

         The interpretation and construction of any provision of the Plan by the Committee or the Board shall be final, binding and conclusive for all purposes.

12.      APPLICATION OF FUNDS.

         The proceeds received by the Company from the sale of Stock pursuant to this Plan will be used for general corporate purposes.

13.      NO OBLIGATION TO EXERCISE OPTION.

         The granting of an Option shall impose no obligation upon the Grantee to exercise an Option.

14.      NO RIGHT TO CONTINUE AS DIRECTOR.

         Neither the Plan nor any Option Agreement shall constitute an agreement or understanding, expressed or implied, that the Company will retain a Grantee as a Director for any period of time.

15.      EXPENSE OF THE PLAN.

         All of the expenses of administering the Plan shall be paid by the Company.

16.      COMPLIANCE WITH APPLICABLE LAW.

         Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates for shares of Stock issuable upon exercise of an Option unless and until the Company is advised by its counsel that the issuance and delivery of the certificates is in compliance with all applicable laws, regulations of government authorities and the requirements of any exchange upon which shares of Stock are traded. The Company shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other action in order to cause the issuance and delivery of certificates to comply with any of those laws, regulations or requirements. The Committee or the Board may require, as a condition of the issuance and delivery of certificates and in order to ensure compliance with those laws, regulations and requirements, that the Grantee make such covenants, agreements and representations as the Committee or the Board, in its sole discretion, deems necessary or desirable. Each Option shall be subject to the further requirement that if at any time the Committee or the Board shall determine in its discretion that the listing or qualification of the shares of Stock subject to the Option, under any securities exchange requirements or under any applicable law, or the consent or approval of any regulatory body, is necessary in connection with the granting of the Option or the issuance of Stock thereunder, the Option may not be exercised in whole or in part unless the listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee or the Board.

17.      GOVERNING LAW.

         Except to the extent preempted by federal law, this Plan shall be construed and enforced in accordance with, and governed by, the laws of the State of New Jersey.

                                                                      APPENDIX 3


                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                             TECH LABORATORIES, INC.
                       Under Section 14A: 9-4 of Title 14A

         It is hereby certified that:

         FIRST: The name of the corporation is TECH LABORATORIES, INC. (the "Corporation").

         SECOND: Article FIFTH of the Certificate of Incorporation of the Corporation is hereby deleted in its entirety, substituting the following new Article FIFTH in its place:

         The total authorized capital stock of this Corporation is twenty-five million (25,000,000) shares of common stock with a par value of $.01 per share.

         No shareholder shall, because of his ownership of stock, have a preemptive right to purchase, subscribe for, or take part of any securities convertible into or carrying options or warrants to purchase stock, issued, optioned, or sold by the Corporation.

         Any part of the capital stock and any part of the notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase stock authorized by any amended certificate duly filed, may at any time be issued, optioned for sale, sold, or disposed of by the Corporation pursuant to the Resolution of its Board of Directors to such persons and upon such terms as may, to such Board, seem proper, without first offering such stock or securities or any part thereof to existing shareholders.

         THIRD: The amendment to the Certificate of Incorporation was approved by a majority of the outstanding shares of the Corporation entitled to vote on said amendment on the ________ day of ______________________, 2001.

         FOURTH: The number of shares of the Corporation entitled to vote on the amendment was ___________________.

         FIFTH: The vote approving of the said amendment was _____________ shares for said amendment to _______________ shares against said amendment.

         IN WITNESS WHEREOF, this Certificate of Amendment to the Certificate of Incorporation has been subscribed to this ________ day of ___________________, 2001, by the undersigned who affirm that the statements made herein are true under penalties of perjury.



                                             -----------------------------------
                                             Bernard M. Ciongoli, President



                                             -----------------------------------
                                             Carmine O. Pellosie, Jr., Secretary